                                                                    EXHIBIT 31.2

                                  CERTIFICATION

         I, Robert L. Van Nostrand, certify that:


         1. I have reviewed this annual report on Form 10-K/A of OSI Pharmaceuticals, Inc.; and

         2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.






Date:  January 18, 2005

                                      /s/ Robert L. Van Nostrand
                                      ------------------------------------------
                                      Robert L. Van Nostrand
                                      Vice President and Chief Financial Officer